United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported):
January 5, 2022
Fidelity National Financial, Inc.
(Exact name of Registrant as Specified in its Charter)
001-32630
(Commission File Number)

Delaware	16-1725106
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)
601 Riverside Avenue
Jacksonville, Florida 32204
(Addresses of Principal Executive Offices)
(904) 854-8100
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
FNF Common Stock, $0.0001 par value	FNF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 5, 2022, the Board of Directors of Fidelity National Financial, Inc. (the “Company”) adopted a resolution to appoint Mike Nolan, the Company's current President, to the role of Chief Executive Officer of the Company. Concurrently, the resolution appoints Randy Quirk, the Company's current Chief Executive Officer, to the position of Executive Vice-Chairman on the Company's Board of Directors. Both executive leadership changes will be effective as of February 1, 2022.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 5, 2022, the Board of Directors of the Company adopted a resolution to amend Sections 3.4, 4.1 and 4.2 of the Company's bylaws effective January 5, 2022. The amendments to Sections 3.4, 4.1 and 4.2 define the duties and responsibilities of the office of the Executive Vice-Chairman of the Company's Board of Directors. A copy of the Fifth Amended and Restated Bylaws of Fidelity National Financial, Inc. are attached to this Form 8-K as Exhibit 3.2 and is incorporated herein by reference.

Item 8.01.	Other Events
On January 5, 2022, the Company issued a press release announcing the appointments of Mr. Nolan as Chief Executive Officer of the Company and Mr. Quirk as Executive Vice-Chairman of the Company's Board of Directors, effective February 1, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
3.2	Fifth Amended and Restated Bylaws of Fidelity National Financial, Inc.
99.1	Press Release, dated as of January 5, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Financial, Inc.
Date:	January 5, 2022	By:	/s/ Michael L. Gravelle
			Name:	Michael L. Gravelle
			Title:	Executive Vice President, General Counsel and Corporate Secretary